EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Axon Enterprise, Inc. (the “Company”) for the quarterly period ended June 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Patrick W. Smith, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Patrick W. Smith
Patrick W. Smith
Chief Executive Officer
August 9, 2022

In connection with the Quarterly Report on Form 10-Q of Axon Enterprise, Inc. (the “Company”) for the quarterly period ended June 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James C. Zito, Interim Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James C. Zito
James C. Zito
Interim Chief Financial Officer
August 9, 2022